EXHIBIT 32.1.

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. 1350

(Section 906 of the Sarbanes-Oxley Act of 2002)

I, Ed Bailey, Chief Executive Officer of LightTouch Vein & Laser, Inc. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period June 30, 2007 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By: /s/ Ed Bailey
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Ed Bailey
Chief Executive Officer

January 25, 2008

* A signed original of this written statement required by Section 906 has been provided to LightTouch Vein & Laser, Inc. and will be retained by LightTouch Vein & Laser, Inc. and furnished to the Securities Exchange Commission or its staff upon request.